UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

SEALED AIR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12139	65-0654331
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2415 Cascade Pointe Boulevard
Charlotte	North Carolina	28208
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (980)-221-3235
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.10 per share	SEE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed by Sealed Air Corporation (the “Company”) to amend the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on October 23, 2023 (the “Initial Form 8-K”), solely to supplement the Company’s disclosure under Item 5.02 of the Initial Form 8-K. The Amendment provides a description of the adjustments to the compensation of Emile Chammas and Dustin Semach, in connection with their appointment as Interim Co-Presidents and Co-Chief Executive Officers effective as of October 23, 2023. At the time of the filing of the Initial Form 8-K, the adjustments to compensation in connection with the appointment had not yet been determined. This Amendment does not otherwise modify or update any other disclosures in the Initial Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in the Initial Form 8-K, no adjustment was initially made to the compensation of Mr. Chammas or Mr. Semach immediately at the time of appointment to the Interim Co-President and Co-Chief Executive Officer positions. After review of relevant market data and discussions, on December 8, 2023, the Company’s Board of Directors (the “Board”), based on the recommendation of the People & Compensation Committee of the Board, approved the following adjustments to the compensation for Mr. Chammas and Mr. Semach in connection with their appointments as Interim Co-President and Co-Chief Executive Officer:

•During the period of service in the role (retroactive to October 23, 2023), each executive will receive a monthly cash stipend in the amount of $25,000, payable in accordance with the Company’s normal payroll practices.

•Each executive was granted on December 8, 2023 an award of 20,994 restricted stock units (“RSUs”) under the Company’s amended and restated 2014 Omnibus Incentive Plan. The number of RSUs was determined by dividing $600,000 by the closing price of the Company’s common stock on October 23, 2023, the day they were appointed into the new roles. The RSUs vest annually over three years starting on the first anniversary of the grant date and otherwise have terms and provisions consistent with annual RSU awards, except that the awards will also vest in full in case of an involuntary termination of employment by the Company without cause.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ Angel S. Willis
	Name:	Angel S. Willis
	Title:	Vice President, General Counsel and Secretary
(Duly Authorized Officer)
Date: December 12, 2023